UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2008

Pioneer Consulting Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-147634	20-5912837
State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2840 Hwy 95 Alt S # 7
Silver Springs, Nevada 89429
(Address of principal executive offices) (zip code)

(775) 577-5386
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Form 8-K filed by the Registrant on November 13, 2008.

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 6, 2008, the Company’s independent registered public accounting firm of Maddox Ungar Silberstein, PLLC resigned as the Company’s independent registered public accounting firm.

During the fiscal year ended September 30, 2007, and any subsequent period through November 12, 2008, there were no disagreements between the Company and Maddox Ungar Silberstein, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Maddox Ungar & Silberstein, PLLC, would have caused Maddox Ungar Silberstein, PLLC to make reference to the matter in its reports on the Company’s financial statements.

Maddox Ungar Silberstein, PLLC’s has only reported on the Company’s financial statements for the most recent fiscal year ended September 30, 2007, which contained the following statement as to an uncertainty: “Pioneer Consulting Group, Inc. has limited working capital and has not yet received revenues from sales of products or services. These factors create substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern. The ability of the Pioneer Consulting Group, Inc. to continue as a going concern is dependent on the Company generating cash from the sale of its common stock and/or obtaining debt financing and attaining future profitable operations. Management’s plans include selling its equity securities and obtaining debt financing to fund its capital requirement and ongoing operations; however, there can be no assurance the Company will be successful in these efforts.” Maddox Ungar Silberstein, PLLC’s reports did not otherwise contain any adverse opinion or disclaimer of opinion, and were not modified as to any other uncertainty, audit scope or accounting principles.

During the fiscal year ended September 30, 2007 and through November 12, 2008, there were no reportable events as the term is described in Item 304(a)(1)(v) of Regulation S-K.

On November 6, 2008, the Maddox Ungar Silberstein, PLLC provided the Company with a letter of resignation which is filed as an Exhibit 99.1 to Item 4.01 on this Form 8-K, and the Company has received a letter from Maddox Ungar Silberstein, PLLC on November 12, 2008, filed as Exhibit 16.1, addressed to the Securities and Exchange Commission stating thatwhether Maddox Ungar Silberstein, PLLCit agrees with the above statements herein regarding Maddox Ungar Silberstein, PLLC.

As of November 12, 2008, the Company has not engaged a new independent registered public accounting firm for the Company’s fiscal year ended September 30, 2008. During the year ended September 30, 2007 and any subsequent period through November 12, 2008, the Company did not consult with any other accounting firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that either was the subject of a disagreement or was an event identified in response to (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

16.1 Letter to the Securities and Exchange Commission from Maddox Ungar Silberstein, PLLC*

99.1 Resignation of Maddox Ungar Silberstein, PLLC

*Incorporated by reference to Exhibit 99.2 of the Registrant’s Form 8-K filed on November 13, 2008.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pioneer Consulting Group Inc.

November 26, 2008	By:	/s/ Matthew J. Marcus

Matthew J. Marcus
President, Chief Executive Officer